Statement of Additional Information
Supplement                                                      August 19, 2024

Healthcare & Life Sciences Fund

ETAHX         Class A Shares           ETCHX        Class C Shares
ETNHX         Class N Shares            ETIHX         Class I Shares

(the “Fund”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2023, as supplemented and should be read in conjunction with such SAI.

.

Effective September 1, 2024, I-hung Shih, PhD, Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Dr. Finny Kuruvilla will continue to serve as a Portfolio Manager of the Fund and will be the Lead Portfolio Manager of the Fund. Accordingly, the following revisions to the SAI are effective September 1, 2024:

1.	The second paragraph of the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Portfolio Managers” is amended as follows:

Dr. Finny Kuruvilla and Dr. I-hung Shih, Portfolio Managers of the Adviser, serve as the Portfolio Managers of the Healthcare & Life Sciences Fund and are primarily responsible for the day-to-day management of the Healthcare & Life Sciences Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.

2.	The following paragraph is added to the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Compensation”:

Dr. Shih’s compensation from the Adviser is based on a fixed salary and a bonus based on the performance of the Funds she manages relative to a relevant benchmark over a rolling 3-year period and the profits of the Adviser. Dr. Shih receives additional compensation at the discretion of the Adviser. Dr. Shih has an interest in the equity of the Adviser based on tenure and vesting over a period of multiple years. This interest is accompanied by a share of the Adviser’s net income and a share of the proceeds if the Adviser were to sell all or a portion of its business. Dr. Shih also receives employee benefits, including, but not limited to, health care, insurance benefits, and access to a 401(k) plan sponsored by the Adviser.

3.	As of August 1, 2024, Dr. Shih was responsible for managing the following types of accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Shih	0	$0	0	$0	0	$0

4.	As of August 1, 2024, Dr. Shih owned shares of the Fund the value of which fell within the following ranges:

Healthcare & Life Sciences Fund
Dr. Shih	$0

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.